EXHIBIT 10.20
                                  -------------



SCHEDULE 10.20 IDENTIFYING  CONTRACTS THAT ARE SUBSTANTIALLY  SIMILAR TO EXHIBIT
10.19 IN ALL MATERIAL RESPECTS EXCEPT AS TO THE PARTIES THERETO, THE DATES OF EXECUTION AND THE LOAN AMOUNT



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Date                                    Loan Amount
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December 3, 2002                        $5,000
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December 3, 2002                        $5,000
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December 3, 2002                        $5,000
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December 9, 2002                        $5,000
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December 23, 2002                       $15,000
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December 24, 2002                       $35,000
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December 24, 2002                       $25,000
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December 27, 2002                       $10,000
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January 17, 2003                        $25,000
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January 24, 2003                        $10,000
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January 28, 2003                        $10,000
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January 31, 2003                        $25,000
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February 3, 2003                        $50,000
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February 12, 2003                       $25,000
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